EXHIBIT 10.7



                                                   SEQUA CORPORATION




                                                 MANAGEMENT INCENTIVE
                                                     BONUS PROGRAM
                                             CORPORATE EXECUTIVE OFFICERS
                                                          AND
                                                    CORPORATE STAFF

                                                         INDEX



            I.  General Outline

           II.  Bonus Program

          III.  Policies & Procedures

           IV.  Exhibits




































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
                                                   SEQUA CORPORATION
                                          MANAGEMENT INCENTIVE BONUS PROGRAM
                                                    GENERAL OUTLINE

         The purpose of implementing Sequa Corporation's Management Incentive Bonus Program (MIBP) is to improve the Company's performance through the efforts of key executives and management personnel who are in position to significantly contribute to operating results.

         Specific financial and performance goals will be established in the beginning of the plan year for all MIBP participants, with the exception of Corporate Executive Officers, who will be measured exclusively on attainment of the financial goal.

         The MIBP will provide substantial rewards for non-executive officer participants who accomplish or exceed targeted goals at the end of the plan year. The bonus paid to each such participant will be based on a combination of (a) the overall financial performance of the company and (b) performance consideration by executive management. The Corporate Executive Officers' bonuses will be certified by the Compensation Committee of The Board of Directors after completion of the fiscal year provided that the required financial goals (as set forth in the exhibits to this plan) have been met.

 I. MIBP PARTICIPANTS AND POTENTIAL PAYOUT LEVELS (PERCENTAGE OF SALARY)
                              MINIMUM BONUS   BONUS LEVEL  MAXIMUM BONUS
                                  LEVEL         ("PAR"         LEVEL
                                (MINIMUM      PERFORMANCE)  (OUTSTANDING
                               PERFORMANCE)    (100% OF     PERFORMANCE)
     PARTICIPANTS              (85% OF PLAN)     PLAN)     (115% OF PLAN)*
Chief Executive Officer........     32.5%            65%          97.5%
President......................       30%            60%          90.0%
Senior Executive VP and
  General Counsel..............     27.5%            55%          82.5%
Executive VP, Finance and
  Administration...............     27.5%            55%          82.5%
Corporate Officers.............       25%            50%            75%
Directors (A-Pool).............       15%            30%            45%
Managers and Professionals
          (B-Pool)............. Up to 15%      Up to 15%      Up to 15%

*  For 1994 only, outstanding performance will require 150% of Plan.

II. PARTICIPANT BONUS FORMULA

    Participants' total bonus will be based on the following breakdown:

       Corporate Executive Officers
           A. 100% - achievement of Company financial goal.

       Corporate Officers
           A. 75% - achievement of Company financial goal.
           B. 25% - achievement of individual performance goals.

       Directors (A-Pool)
           A. 50% - achievement of Company financial goal.
           B. 50% - achievement of individual performance goals.

       Managers and Professionals (B-Pool)
           A. 25% - achievement of Company financial goal.
           B. 75% - achievement of individual performance goals.































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
                                                       CORPORATE
                                          MANAGEMENT INCENTIVE BONUS PROGRAM

 I. PARTICIPANTS

         A. Corporate Executive Officers

                  1. For purposes of this plan, Corporate Executive Officers shall consist of the Chief Executive Officer, the President, the Senior Executive Vice President and General
Counsel, and the Executive Vice President, Finance and
Administration and such other senior officers of the Corporation as the Board of Directors shall designate from time to time.

         B. Corporate Officers

                  These include all corporate officers who are not Corporate Executive Officers.

         C. Corporate Vice Presidents will establish a list of A-Pool (Director) and B-Pool (Manager and Professional) participants in accordance with the following guidelines:

                  1. A-Pool participation shall consist of:

                           First level managers who are not otherwise
Corporate Officers reporting directly to a Corporate Vice
President.

                           Certain first-level managers may be excluded if
the reporting relationship is due to special reasons.

                           Certain second-level managers may be included if
the responsibilities of their position warrant participation at the A-Pool level.

                  2. B-Pool participation shall consist of:

                           Select Manager and Professional level employees
who are in a position to influence earnings through sustained performance.

                  3. Prior to January 1st of each year, the recommended lists of participants are to be submitted by the Corporate Vice
Presidents to the Chief Executive Officer, President and the Vice
President, Human Resources for their approval.

         D. Any organizational changes during the year which impact on participation will be reviewed and approved by the Chief
Executive Officer, President and the Vice President, Human
Resources.

II. CORPORATE GOALS

         A.  Financial goal:

                  1. The financial goal for this Management Incentive Bonus Plan will be budgeted Earnings Per Share from Continuing
Operations of the Company.

                  2. The achievement of the financial goal will be applied to all participants according to the participants' bonus formula set forth in the General Outline at II.

         B. Individual Performance Goals:

                  1. Performance goals for Corporate Vice Presidents will be agreed upon with the appropriate Corporate Executive Officer.

                  2. Performance goals for Corporate Officers who are not Corporate Vice Presidents and for A and B-Pool participants will be agreed upon with the appropriate Corporate Vice President.

         All  goals will be reviewed by the Vice President Human
Resources and approved by the Chief Executive Officer or the President.

                                                POLICIES AND PROCEDURES
                                          MANAGEMENT INCENTIVE BONUS PROGRAM

I. TIME OF PARTICIPATION

         A. In order to participate in the MIBP, each participant must be in an eligible position at the end of the plan year.

         B. Any employee promoted or hired to a position included in the MIBP during the plan year will be eligible to participate in the bonus program on a pro-rated basis.

         C. The plan year is the Company fiscal year.

II. BONUS PLAN REVIEWS

         A. Once each quarter, the Chief Executive Officer or President, in coordination with the Vice President Human Resources, will meet with each Corporate Vice President to review performance goals for that Vice President and his/her participant reports. Prior to these meetings the Corporate Vice President will meet with his/her reports to review their performance goals.

III. DETERMINATION OF FINANCIAL AND PERFORMANCE RATINGS

         A. Following the close of the plan year, the Executive Vice President, Finance and Administration, will report to the Chief Executive Officer and the President earnings per share from continuing operations. These calculations shall be based upon the unaudited financial statements of the Company (which shall contain all adjustments necessary to fairly present the Company's results for the year then ended). Based on this result, the Executive Vice President, Finance and Administration will calculate the financial rating for the Plan using the format contained in Exhibit 1.A. This rating will be used to calculate bonus awards for Corporate Executive Officers.

         B. Performance ratings will be determined by appropriate Corporate Executive Officers for their direct reports. Corporate Vice Presidents in coordination with the appropriate Corporate Executive Officers will determine performance ratings for their reports.

         C. The Corporate Vice Presidents shall be advised of the financial rating which shall be added to the performance rating calculated in III.B. The sum of these ratings shall be the basis for calculating participant bonus payments.

IV. AWARD CALCULATION

         A. Awards shall be calculated by the Corporate Executive
Officers for their direct reports and by Corporate Vice
Presidents for their reports using the format contained in
Exhibit 1.

         B. The Compensation Committee of The Board of Directors shall determine and approve the awards for the Corporate
Executive Officers. It shall review and recommend to the Board of Directors proposed awards for all Corporate Officers.

         C. The Board of Directors will approve payments to all other Corporate Officers pursuant to the Plan.

V. COMPANY PROFIT AND PLAN PAYOUT

         Notwithstanding anything contained in this plan to the contrary, if there is no company profit for the plan year, there will be no awards.

VI. FREQUENCY OF AWARDS

         Bonus awards will be generated during the month of February for performance in the previous plan year.

VII. CONTINGENCIES BEYOND PARTICIPANT'S CONTROL

         In those instances where significant events affect the accomplishment of individual performance goals for a participant, the Chief Executive Officer may use his judgment regarding the amount of bonus to be awarded for this element of the plan. Examples of such events could include: Labor disputes, acquisitions, natural catastrophes. This shall not apply to awards to Corporate Executive Officers.

VIII. FORTEITURE OF AWARD

         A participant will not be eligible for consideration for an award if:

                  A. The participant is discharged for cause at anytime prior to the end of the plan year.

                  B. The participant voluntarily resigns prior to the end of the plan year.

         Any exception to this policy must be approved by the Chief Executive Officer or President and Vice President, Human
Resources.

IX. RETIREMENT, DISABILITY, NOT FOR CAUSE TERMINATION, OR DEATH
    DURING THE PLAN YEAR

         Any participant who retires, becomes permanently disabled, is terminated other than for cause, or dies during the plan year shall be reviewed individually to determine whether a bonus award is appropriate.

X. BUDGETING

         The budget for Earnings Per Share from continuing operations shall include the cost for "Par" performance on both the financial and performance elements for all participants in the Plan.

XI. AMENDMENTS

         This plan may not be substantively amended except (i) with respect to Corporate Executive Officers, by a vote of the shareholders of the Company, or (ii) with respect to all other participants, by the Board of Directors of the Company.

XII. DISCLAIMER

         This plan shall neither create any right to a bonus payment or future participation therein for any employee, nor limit the right of Sequa Corporation to modify, amend or rescind this plan for any subsequent plan year. Nor shall it be construed as creating any right to employment.





















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

                                                                  EXHIBIT 1





                                              DETERMINATION OF BONUS POINTS

A. FINANCIAL BONUS POINTS

    For the Corporate staff to earn bonus points for financial objectives, the
Company must achieve a minimum of 85% of its approved budget for Earnings Per
Share (E.P.S.) from continuing operations. For each percentage point actual
E.P.S. results exceed 85% of budget, up to 115% (150% for 1994) of original budget,  participants earn additional bonus points. The following table details bonus points earned upon achievement of the 85% of E.P.S. as well as points earned for each 1% over the 85% level up to par, and for each 1% over par up to
115% (150% for 1994) of par for each level of participant.
                                                Financial Points Earned
                                                   For
                                                   Each     For
                                                   1% Over  Each 1%    For
                                                   Minimum  Over Par   Each 1%
                                            For      Up     1995 and   Over Par
                                          Minimum  to Par   Beyond       1994

Chief Executive Officer.................   32.5     2.167    2.167       .65
President...............................   30.0     2.0      2.0         .60
Sr. Exec. Vice Pres. & General Counsel..   27.5     1.833    1.833       .55
Executive Vice President Finance........   27.5     1.833    1.833       .55
Corporate Officers......................   18.75    1.25     2.5         .75
A-Pool..................................   12.5     0.833    1.67        .50
B-Pool..................................   06.25    0.416    0.833       .25

                                                                  EXHIBIT 1

B. Examples of financial point calculations at $1.90, $2.00 and $2.20 E.P.S. vs a budget of $2.00 follows:
                                                        Actual
                                                            1995
                                                             and
                                                            Beyond   1994
                                            1.90     2.00    2.20    2.20

Chief Executive Officer
Minimum points..........................    32.5     32.5    32.5     32.5
  % over minimum
     1.90/2.00 = 95% - 85%
        10% x 2.167.....................    21.7
     2.00/2.00 = 100% - 85%
        15% x 2.167.....................             32.5
     2.20/2.00 = 110% - 85%
        25% x 2.167.....................                     54.2

  1994 calculation:
     15% x 2.167........................                              32.5
     10% x .65..........................                               6.5

Total financial points earned               54.2      65.0    86.7    71.5

    Since Corporate Executive Officers are paid exclusively on financial performance, the above results would be the bonus payout percentages.
                                                        Actual
                                                            1995
                                                             and
                                                            Beyond   1994
                                            1.90     2.00    2.20    2.20

Corporate Officers*
Minimum points.........................    18.75    18.75    18.75   18.75
  % over minimum/par
     $1.90 = 10 x 1.25.................    12.50
     $2.00 = 15 x 1.25.................             18.75
     $2.20 = 15 x 1.25.................                      18.75
             10 x 2.5..................                      25.00

   1994 calculation:
     15 x 1.25.........................                              18.75
     10 x .75..........................                                7.5

                                           31.25    37.50    62.50   45.00

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

                                                                  EXHIBIT 1


                                                        Actual
                                                            1995
                                                             and
                                                            Beyond   1994
                                            1.90     2.00    2.20    2.20

A-Pool
Minimum points........................      12.5     12.5    12.5    12.5
  % over minimum
     1.90/2.00 = 95% - 85%
        10% x .833....................       8.3
     2.00/2.00 = 100% - 85%
        15% x .833....................               12.5
     2.20/2.00 = 110% - 85%
        15% x .833....................                       12.5
        10% x 1.67....................                       16.7

   1994 calculation:
     15 x .833.........................                              12.5
     10 x .50..........................                               5.0

Total financial points earned              20.8     25.0     41.7    30.0

* Based on point allocations as set forth on Exhibit 2





















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
                                                      EXHIBIT 1
C. PERFORMANCE BONUS POINTS

         Since Corporate Officers' bonus payments are based 75% on financial results and 25% on performance, the points calculated above would be combined with the performance points awarded in determining the bonus award. For example -- if the Vice President was earning $200,000 and received 12.5 points for performance, the bonus would be calculated as follows for each of the earnings levels.


         @ $1.90       31.25 pts. + 12.5 pts. = 43.75 pts.
                       43.75 pts. x 1% = 43.75%
                       43.75% x $200,000 = $ 87,500

         @ $2.00       37.5 pts. + 12.5 pts. = 50 pts.
                       50 pts. x 1% = 50%
                       50% x $200,000 = $100,000

1995 and Beyond
         @ $2.20       62.5 pts. + 12.5 pts. = 75 pts.
                       (50 pts. x 1%) + (25 pts. x .5%) = 62.5%
                       62.5% x $200,000 = $125,000

      1994
         @ $2.20       45.0 pts. + 12.5 pts. = 57.5 pts.
                   (50 pts. x 1%) + (7.5 pts. x .5%) = 53.75%
                   53.75% x $200,000 = $107,500



         Since A-Pool bonus payments are based 50% on financial results and 50% on performance, the points calculated above would be combined with the performance points awarded in determining the bonus award. For example -- if the participant was earning $100,000 and received 25 points for performance, the bonus would be calculated as follows for each of the earnings levels.

         @ $1.90       20.8 pts. + 25 pts. = 45.8 pts.
                       45.8 pts. x .6% = 27.5%
                       27.5% x $100,000 = $27,500

         @ $2.00       25 pts. + 25 pts. = 50 pts.
                       50 pts. x .6% = 30%
                       30% x $100,000 = $30,000

                                                      EXHIBIT 1



1995 and Beyond
         @ $2.20       41.7 pts. + 25 pts. = 66.7 pts.
                       (50 pts. x .6%) + (16.7 pts. x .3%) = 35%
                       35% x $100,000 = $35,000



      1994
         @ $2.20       30.0 pts. + 25 pts. = 55.0 pts.
                   (50 pts. x .6%) + (5.0 pts. x .3%) = 31.5%
                   31.5% x $100,000 = $31,500



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